UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2019

REED’S, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32501	35-2177773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Merritt 7 Corporate Park, Norwalk, CT 06851

(Address of principal executive offices and zip code)

Not applicable

(Former name or former address if changed since last report)

Registrant’s telephone number, including area code: (310) 217-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchanged on Which Registered
Common Stock, $.0001 par value per share	REED	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement

Effective October 11, 2019 (the “Effective Date”), Reed’s Inc., a Delaware corporation (“Reed’s”), entered into a five-year manufacturing and distribution agreement (the “Manufacturing and Distribution Agreement”) and a recipe development agreement (the “Recipe Development Agreement”) with B C Marketing Concepts Inc., dba Full Sail Brewing Company, an Oregon corporation (“Full Sail”) for the development, marketing and distribution of ready-to-drink Reed’s Craft Ginger Mules. The Manufacturing and Distribution Agreement continues for a five-year term and automatically renews for up to three additional two-year terms, unless either party provides written notice of non-renewal at least 180 days prior to the applicable renewal period. Upon any termination of the Manufacturing and Distribution Agreement, other than a termination by Reed’s as a result of Full Sail’s breach or default, then Full Sail shall have the right to continue to manufacture the products for up to a 24-month period following such termination, at fair market rates with respect to comparable products, on terms and conditions to bereasonably negotiated in good faith and agreed to by the parties (“Post-Termination Co-Packing”). If a Post-Termination Co-Packing agreement is not reached, then Reed’s shall be obligated to purchase or reimburse Full Sail, at its cost, for up to sixty (60) days inventory of Full Sail supplies of ingredients and packaging materials which were reasonably procured by Full Sail in good faith in anticipation of the continued manufacturing of products. The Manufacturing and Distribution Agreement provides for an exclusive license of the Reed’s Ginger Beer brand to Full Sail and a royalty on sales of the co-developed products in the United States and Canada, payable to Reed’s. Pursuant to the Manufacturing and Distribution Agreement, Reed’s will receive the greater of 8% of net sales revenue or $1.76 per case for the first 500,000 cases sold per year and the greater of 6% of net sales revenue or $1.32 per case for all case sales in excess of 500,000 cases sold per year. In addition, Reed’s will receive 12% of net sales revenue on all case sales to Costco San Diego during for the first 12 months of the term. Following the first twelve months of the term, the royalty rate for subsequent sales to Costco San Diego will be included with the aforementioned sales tiers, per the amount of applicable case sales for such each year. Minimum royalty amounts from the Effective Date through December 31, 2020, January 1, 2021 to March 30, 2022 and April 1, 2022 to March 30, 2023 are expected to be $250,000, $800,000 and $1,200,000, respectively, and subsequently increasing 5% in each year over the prior year’s minimum royalty amount. Full Sail may, in its sole discretion, make up any minimum royalty shortage by paying to Reed’s a lump sum cash payment for the first and the second years, as applicable. Reed’s may elect to terminate the agreement if Full Sail does not pay or make up the minimum royalty requirement in the first or second years or in any subsequent year in which Full Sail does not achieve the annual minimum royalty. The Recipe Development Agreement continues for the duration of the Manufacturing and Distribution Agreement and provides for the development of ready to drink mule and hard ginger seltzer recipes. Full Sail will be responsible for all costs relating to the development of the products, except for costs and expenses relating to the involvement of Reed’s personnel and contractors. Pursuant to the Recipe Development Agreement, the parties agreed to develop a joint Development Committee comprised of representatives of both Reed’s and Full Sail. The Development Committee shall meet regularly to discuss and approve development milestones. The final recipes, deliverables and specifications for the products must be agreed to in writing by at least one member of the Development Committee from each of Reed’s and Full Sail. Reed’s will retain ownership of the products. The agreements contain customary representations and warranties, insurance requirements and indemnification provisions.

The foregoing description of the agreements does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements. The Company plans to file the Manufacturing and Distribution Agreement and the Recipe Development Agreement with its Quarterly Report on Form 10-Q for the period ending September 30, 2019.

Item 7.01 Regulation FD Disclosure.

On October 15, 2019, the Reed’s issued a press release announcing the entry into the Manufacturing and Distribution Agreement and the Recipe Development Agreement with Full Sail. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by a specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the Company’s statements concerning the advantages of entering into the Manufacturing and Distribution Agreement and the Recipe Development Agreement with Full Sail and other statements that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s current beliefs and assumptions.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s filings with the Securities and Exchange Commission. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release of Reed’s Inc. dated October 15, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REEDS, INC.,
a Delaware corporation

Dated: October 15, 2019	By:	/s/ Iris Snyder
Iris Snyder
Chief Financial Officer